                                      8-K
                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               September 20, 2000

                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

             Delaware                 1-12385                 74-1541566
   (State or other jurisdiction     (Commission            (I.R.S. Employer
        of incorporation)           File Number)          Identification No.)

                4101 Washington Avenue, Newport News, VA 23607
             (Address of principal executive offices)  (zip code)

                                (757) 380-2000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Outline of Chairman's Remarks to be made to analyst conference on September 20, 2000.



ITEM 9.  REGULATION FD DISCLOSURE

On September 20, 2000, Newport News Shipbuilding's Chairman and Chief Executive Officer, William P. Fricks, is making a presentation to securities analysts and other attendees at the Morgan Stanley Dean Witter Aerospace and Defense Conference in New York City. Attached to this Form 8-K as Exhibit 99.1 is a copy of the outline of Mr. Fricks' remarks to be made at this conference.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NEWPORT NEWS SHIPBUILDING INC.

Date:  September 20, 2000               By: /s/  Stephen B. Clarkson
                                           -------------------------------
                                           Stephen B. Clarkson
                                           Vice President, General Counsel
                                           and Secretary